Exhibit 10

EXECUTION COPY

EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

(364-DAY FACILITY)

Dated as of April 22, 2004

UNITED PARCEL SERVICE, INC., a Delaware corporation (the ”Borrower”), the banks, financial institutions and other institutional lenders party hereto (collectively, the “Lenders”), Citibank, N.A., as syndication agent and administrative agent (the “Administrative Agent”) for the Lenders, Bank of America, N.A. and Bank One, NA as co-documentation agents (the “Co-Documentation Agents”) for the Lenders, hereby agree as follows:

PRELIMINARY STATEMENTS

(1)           The Borrower is party to a Seventh Amended and Restated Credit Agreement (364-Day Facility) dated as of April 24, 2003 (as amended, supplemented or otherwise modified from time to time to, but not including, the date hereof, the “Existing Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto (the “Existing Lenders”), Citibank, N.A., as Administrative Agent and as Syndication Agent for the Existing Lenders, Bank of America, N.A., and Bank One, NA, as Co-Documentation Agents for such Lenders, and Citigroup Global Markets Inc., as Arranger.  Capitalized terms not otherwise defined in this Eighth Amended and Restated Credit Agreement (364-Day Facility) (the “Amendment and Restatement”) shall have the same meanings as specified in the Existing Credit Agreement.

(2)           The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $1,000,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement.  The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

(3)           The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

SECTION 1.  Amendments to the Existing Credit Agreement.  Effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)           Section 1.01 of the Existing Credit Agreement is hereby further amended by:

(i)            deleting in its entirety the definition of “Applicable Fee Percentage” set forth therein;

(ii)           amending and restating clause (a) of the definition of “Applicable Margin” set forth therein to read as follows:

“(a) as of any date up to the Termination Date, 0.00% per annum for Base Rate Advances and 0.12% per annum for Eurodollar Rate Advances; provided, however, that if as of any date of determination up to the Termination Date the aggregate amount of Advances outstanding exceeds 33% of the aggregate Commitments, the Applicable Margin for such date shall be the percentage per annum determined in accordance with this clause (a) plus 0.05% and”;

(iii)          deleting the number “0.500%” in the definition of “Applicable Margin” set forth therein and substituting the number “0.400%” therefor;

(iv)          deleting the number “0.725%” in the definition of “Applicable Margin” set forth therein and substituting the number “0.500%” therefor;

(v)           deleting in its entirety the proviso to the definition of “Applicable Margin” set forth therein;

(vi)          amending and restating the definition of “Existing Credit Facilities” set forth therein to read as follows:

““Existing Credit Facilities” means the credit facilities provided pursuant to (a) the Seventh Amended and Restated Credit Agreement (364-Day Facility), dated as of April 24, 2003, as amended, supplemented or otherwise modified from time to time prior to the date hereof, among United Parcel Service, Inc., a Delaware corporation, the banks, financial institutions and other institutional lenders parties thereto, Citibank, N.A., as administrative agent and syndication agent, Bank of America, N.A. and Bank One, NA, as co-documentation agents, and Citigroup Global Markets Inc., as arranger thereunder and (b) the Credit Agreement (Five-year Facility) dated as of April 24, 2003, among United Parcel Service, Inc., a Delaware corporation, the banks, financial institutions and other institutional lenders parties thereto, Citibank, N.A., as administrative agent and syndication agent, Bank of America, N.A. and Bank One, NA, as co-documentation agents, and Citigroup Global Markets Inc, as arranger thereunder.”;

(vii)         amending and restating the definition of  “Public Debt Rating” set forth therein to read as follows:

““Public Debt Rating” means, as of any date, the higher rating that has been most recently announced by either S&P or Moody’s, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower.  For purposes of the foregoing, (a) if only one of S&P and Moody’s shall have in effect a Public Debt Rating, the Applicable Margin shall be determined by reference to the available rating; (b) if neither S&P nor Moody’s shall have in effect a Public Debt Rating, the Applicable Margin will be set in accordance with Level 3 under the definition of “Applicable Margin”; (c) if the ratings established by S&P and Moody’s shall fall within different levels, the Applicable Margin shall be based upon the higher rating; provided, however, that if the lower of such ratings is more than one level below the level of the higher of such ratings, then the Applicable Margin shall be based upon the level immediately above the level of the lower of such ratings; (d) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody’s shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody’s, as the case may be, shall refer to the then equivalent rating by S&P or Moody’s, as the case may be; provided, however, that if prior thereto the Borrower has selected, and the Required Lenders have approved, a rating agency to replace S&P or Moody’s, as the case may be, such selection shall be deemed to be S&P or Moody’s, as the case may be, for all purposes hereof.”; and

(viii)        amending and restating the definition of  “Termination Date” set forth therein to read as follows:

““Termination Date” means the earlier of (i) April 21, 2005 or, if extended pursuant to Section 2.16(a), the date that is 364 days after the Termination Date then in effect, and (ii) the date of termination in whole of the Commitments pursuant to section 2.05 or 6.01.”.

(b)           Section 2.04(a) of the Existing Credit Agreement is hereby amended by deleting in its entirety clause (ii) thereof.

(c)           Section 4.01(e) of the Existing Credit Agreement is hereby amended by replacing the date “December 31, 2002” with the date “December 31, 2003”.

(d)           Section 4.01(f) of the Existing Credit Agreement is amended by replacing the date “December 31, 2002” with the date “December 31, 2003.”

SECTION 2.  Conditions of Effectiveness of this Amendment and Restatement.  This Amendment and Restatement shall become effective as of the date first above written (the “Restatement Effective Date”) when and only if:

(a)           The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, each of the Guarantors and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Restatement.

(b)           The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and (except for the Revolving Credit Notes) in sufficient copies for each Lender:

(i)            The new Revolving Credit Notes, each dated April 22, 2004, issued in connection with this Amendment and Restatement to the order of each of the Lenders.

(ii)           Certified copies of the resolutions of the board of directors of the Borrower approving this Amendment and Restatement, the Notes and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

(iii)          Certified copies of the resolutions of the board of directors of each of the Guarantors approving this Amendment and Restatement and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

(iv)          A certificate of the Secretary or an Assistant Secretary of each of the Guarantors certifying the names and true signatures of the officers of such Guarantor authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

(v)           A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, the Notes and the other documents to be delivered hereunder.

(vi)          A favorable opinion of King & Spalding, counsel for the Borrower, in substantially the form of Exhibit G to the Existing Credit Agreement, but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in each such case in form and substance reasonably satisfactory to the Lenders.

(vii)         A favorable opinion of Shearman & Sterling, counsel for the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

(c)           The representations and warranties contained in Section 4.01 of the Existing Credit Agreement shall be correct in all material respects on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date.

(d)           No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

(e)           The Borrower shall have paid all fees and amounts due and payable.

SECTION 3.  Affirmation of Guaranty.  Each of the Guarantors hereby consents to the execution and delivery of this Amendment and Restatement and ratifies and confirms its obligations under the Guaranty dated April 24, 2003, which obligations shall remain in full force and effect notwithstanding the provisions of this Amendment and Restatement or any other amendment and restatement thereto heretofore executed.  Each of the Guarantors further agrees that all references to “the Borrower” in the above referenced Guaranty shall be deemed to be references to the Borrower hereunder.

SECTION 4.  Reference to and Effect on the Existing Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

(b)           The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases “on the date hereof”, “on the date of this Agreement” or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is April 24, 2003).

SECTION 5.  Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect  hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

SECTION 6.  Execution in Counterparts.  This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of an original executed counterpart of such signature page.

SECTION 7.  Governing Law.  This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED PARCEL SERVICE, INC., as Borrower

By	/s/ Gary Barth
Name: Gary Barth
Title:

UNITED PARCEL SERVICE, INC., a New York corporation, as Guarantor

By	/s/ Gary Barth
Name: Gary Barth
Title:

UNITED PARCEL SERVICE, INC., an Ohio corporation, as Guarantor

By	/s/ Gary Barth
Name: Gary Barth
Title:

UNITED PARCEL SERVICE CO., a Delaware corporation, as Guarantor

By	/s/ Gary Barth
Name: Gary Barth
Title:

CITIBANK, N.A.,
as Administrative Agent, Syndication Agent and Lender

By	/s/ Robert A. Danziger
Name: Robert A. Danziger
Title:Vice President

BANK OF AMERICA, N.A.
As Co-Documentation Agent and as Lender

By	/s/ Lynn W. Stetson
Name: Lynn W. Stetson
Title: Managing Director

BANK ONE, NA,
As Co-Documentation Agent and as Lender

By	/s/ Christopher C. Cavalani
Name: Christopher C. Cavalani
Title: Director

BNP PARIBAS	, as Lender
(Type or print legal name of Lender)

By:	/s/ Mike Shryock
Name: Mike Shryock
Title: Director

By:	/s/ Aurora Abella
Name: Aurora Abella
Title: Vice President

CREDIT SUISSE FIRST BOSTON as Lender
Acting Through Its Cayman Islands Branch

By:	/s/ Jay Chall
Name: Jay Chall
Title: Director

By:	/s/ JENNIFER A. PIEZA
Name: JENNIFER A. PIEZA
Title: ASSOCIATE

ROYAL BANK OF CANADA, as Lender
(Type or print legal name of Lender)

By:	/s/ Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

MELLON BANK, N.A., as Lender
(Type or print legal name of Lender)

By:	/s/ Daniel J. Lenckos
Name: Daniel J. Lenckos
Title: First Vice President

Wells Fargo Bank, National Association, as Lender

By:	/s/ Alex Idichandy
Name: Alex Idichandy
Title: Vice President

By:	/s/ James D. Heinz
Name: James D. Heinz
Title: Senior Vice President

ABN AMRO Bank N.V., as Lender

By:	/s/ Angela Noique
Angela Noique
Group Vice President

By:	/s/ Peter J. Hallan
Peter J. Hallan
Vice President

Merrill Lynch Bank USA, as Lender

By:	/s/ David Millett
Name: David Millett
Title: Vice President

JPMORGAN CHASE BANK, as Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

STATE STREET BANK AND TRUST COMPANY,
as Lender

By:	/s/ Juan G. Sierra
Name: Juan G. Sierra
Title: Assistant Vice President

BARCLAYS BANK PLC, as Lender
(Type or print legal name of Lender)

By:	/s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

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Standard Chartered Bank, as Lender
(Type or print legal name of Lender)

By:	/s/ Bert De Guzman
Name: Bert De Guzman
Title: Senior Vice President, Client Relationships

By:	/s/ Robert Reddington
Name: Robert Reddington
Title: Assistant Vice President, Credit Documentation

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Joselin Fernandes
Joselin Fernandes
Associate Director
Banking Products
Services, US

By:	/s/ Doris Mesa
Doris Mesa
Associate Director
Banking Products
Services, US

Dresdner Bank AG, New York and Grand Cayman
Branches, as Lender

By:	/s/ Michael Leffler
Name: Michael Leffler
Title: Managing Director

By:	/s/ Stephen Kovach
Name: Stephen Kovach
Title: Vice President